UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2011

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

New York	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (914) 921-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of GAMCO Investors, Inc. (“GAMCO”) was held on May 6, 2011.  At the annual meeting: (1) seven persons were elected to serve as directors of GAMCO; (2) the appointment of Deloitte & Touche LLP as GAMCO’s independent registered public accounting firm for the year ending December 31, 2011 was ratified; (3) the shareholders cast an advisory vote for the named executive officer compensation; (4) the shareholders cast an advisory vote to hold an advisory vote on the named executive officer compensation every three years; (5) the amended and restated employment agreement with Mario J. Gabelli, GAMCO’s Chairman and Chief Executive Officer, was re-approved; and (6) the holders of the GAMCO’s Class A Common Stock cast a vote that GAMCO’s Board of Directors should consider the reclassification of the Class B Common Stock into Class A Common Stock at a ratio in the range between 1.10 to 1.20 shares of Class A Common Stock for each share of Class B Common Stock.

Set forth below, with respect to both  matters submitted to shareholders, are the number of votes cast for or against, and the number of abstentions and broker non-votes, where applicable.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
(1) Election of Directors
NOMINEE
Edwin L. Artzt	201,769,089	91,109	1,077,195
Raymond C. Avansino, Jr.	201,206,068	654,130	1,077,195
Richard L. Bready	201,767,488	92,710	1,077,195
Mario J. Gabelli	200,984,156	876,042	1,077,195
Eugene R. McGrath	201,797,688	62,510	1,077,195
Robert S. Prather, Jr.	201,738,714	121,484	1,077,195
Elisa M. Wilson	200,521,132	1,339,066	1,077,195

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON VOTES
(2) Ratification of independent registered public accounting firm	202,863,436	69,947	4,010	-0-

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON VOTES
(3) Advisory vote on named executive officer compensation	200,502,246	1,342,782	15,170	1,077,195

	EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAINED	BROKER NON VOTES
(4) Advisory vote on the frequency of the advisory vote on the named executive officer compensation	1,966,714	45,496	3,040,692	196,807,296	1,077,195

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON VOTES
(5) Re-approval of the amended and restated employment agreement with Mario J. Gabelli	200,887,209	970,014	2,975	1,077,195

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON VOTES
(6) Board of Director consideration of the reclassification of the Class B Common Stock into Class A Common Stock at a ratio in the range between 1.10 to 1.20 shares of Class A Common Stock for each share of Class B Common Stock	2,524,962	351,844	47,763	2,967,544

GAMCO’s Board of Directors determined that GAMCO will hold  an advisory vote on the frequency of holding an advisory vote on the compensation of its named executive officers every three years  in light of the above advisory vote on this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By:	/s/ Christopher J. Michailoff
Christopher J. Michailoff Secretary

Date:	May 9, 2011